Exhibit 99.1

                        Electroglas Reports a Profit and
      Sequential Increase in Revenue for Third-Quarter Fiscal 2004 Results

    SAN JOSE, Calif.--(BUSINESS WIRE)--Oct. 21, 2004--Electroglas, Inc. (Nasdaq:EGLS), a leading supplier of wafer probing and test handling solutions for the semiconductor industry, today reported its operating results for the third fiscal quarter ended September 30, 2004.
    Revenue for the third quarter was $18.0 million, a 1.8% increase from $17.7 million reported for the second fiscal quarter of 2004, and a 66.7% increase from $10.8 million for the third fiscal quarter of 2003. Net profit on a GAAP (Generally Accepted Accounting Principles) basis was $6.3 million, or $0.29 per share, compared with a net loss of $3.5 million, or $0.16 per share, for the second quarter of 2004, and a net loss of $3.5 million, or $0.16 per share, for the third quarter of 2003. At September 30, 2004, the company had cash and short-term investments of $28.5 million, or approximately $1.30 per share.
    "Electroglas' revenue came in at the lower end of our guidance range. Revenue for the quarter was up slightly on a sequential basis and up significantly over the same period last year," said Keith Barnes, Electroglas president and CEO. "We generated a profit this quarter including an $8.3 million gain on the one-time settlement of a long-term payable which we disclosed earlier in the quarter. Q3 marks the sixth consecutive quarter of sequential revenue growth. In addition, we made good progress in product development for probers and in evaluations for our Sidewinder test handler, and we are preparing to roll out new prober products soon."
    Barnes added, "During the last few weeks many semiconductor companies and semiconductor capital equipment companies have pre-announced or guided down for the next quarter. We expect some impact of this slowing trend to affect our customers' capital purchases. As a result of this impact and the turns-oriented nature of our business, our visibility is limited."

    Fourth Fiscal Quarter 2004 Business Outlook

    Electroglas expects revenue for the fourth fiscal quarter of 2004 to decrease sequentially. The company's current outlook targets revenue to decrease between 10-20% during the fourth fiscal 2004 quarter.

    Investor Conference Call Details

    Electroglas' management plans to hold a teleconference on its third fiscal quarter results, along with its outlook for the fourth fiscal quarter of 2004, today beginning at 11:00 a.m. PT, 2:00 p.m. ET. Interested parties who wish to audit the teleconference may call
(719) 457-2727, access code 920498, and are asked to do so approximately 10 minutes before the teleconference is scheduled to begin. No reservations are required. The teleconference will be available via webcast from the company's website at www.electroglas.com. In addition, a telephonic replay will be available through October 29, 2004 at (719) 457-0820, access code 920498.

    About Electroglas

    Electroglas is a supplier of innovative probers, prober-based test handlers, test automation software and services that improve the overall effectiveness of semiconductor manufacturers' wafer and device testing processes by delivering faster answers to questions about device quality, manufacturing performance and corrective action needed. Headquartered in San Jose, California, the company has been a leading equipment supplier to the semiconductor industry for over four decades, and has an installed base of more than 15,000 systems worldwide. Electroglas' stock trades on the Nasdaq National Market under the symbol "EGLS." More information about the company and its products is available at www.electroglas.com.

    Safe Harbor Statement

    This news release contains forward-looking statements including statements relating to the current business condition in the semiconductor industry including customers' future capital expenditures; Electroglas' business outlook; new product introduction and market acceptance; targeted fourth-quarter revenue range; and the company's future performance. These forward-looking statements involve risks and uncertainties including, but not limited to, the risk of adverse changes in global and domestic economic conditions, a prolonged downturn in the semiconductor and electronics industries, a downturn or decrease in customer utilization rates, unforeseen technical difficulties related to the development and manufacture of Electroglas' products, and a failure of its new products to achieve broad market acceptance as a result of competing technologies. Electroglas assumes no obligation to update this information. For a further discussion of risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to Electroglas' business in general, see the risk disclosures in Electroglas' SEC filings, including its most recent Annual Report on Form 10-K for the year ended December 31, 2003 and its Quarterly Reports on Form 10-Q filed from time to time with the SEC.



                          ELECTROGLAS, INC.
           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
              (in thousands, except per-share amounts)
                             (unaudited)

                                   Three months       Nine months
                                       ended             ended
                                   September 30,     September 30,
                                 ----------------- ------------------
                                    2004     2003     2004      2003
                                 -------- -------- -------- ---------
Net sales                        $18,047  $10,826  $51,817   $30,626
Cost of sales                     10,789    7,853   31,773    26,993
                                 -------- -------- -------- ---------
Gross profit                       7,258    2,973   20,044     3,633
Operating expenses:
  Engineering, research and
   development                     4,202    4,413   12,705    17,731
  Sales, general and
   administrative                  4,321    5,722   13,320    28,297
  Restructuring and impairment
   charges                            47    2,321       47     5,146
                                 -------- -------- -------- ---------
          Total operating
           expenses                8,570   12,456   26,072    51,174
                                 -------- -------- -------- ---------
Operating loss                    (1,312)  (9,483)  (6,028)  (47,541)
Interest income (expense), net      (535)    (485)  (1,597)   (2,294)
Gain on settlement of long-term
 payable                           8,273        -    8,273         -
Gain on sale of software
 product lines                         -    6,383        -     6,383
Other income (expense), net         (120)     (18)    (263)      147
                                 -------- -------- -------- ---------
Income (loss) before income
 taxes                             6,306   (3,603)     385   (43,305)
Provision (benefit) for income
 taxes                                16      (97)      88      (756)
                                 -------- -------- -------- ---------
Net income (loss)                 $6,290  $(3,506)    $297  $(42,549)
                                 ======== ======== ======== =========

Basic net income (loss) per
 share                             $0.29   $(0.16)   $0.01    $(2.01)
                                 ======== ======== ======== =========
Diluted net income (loss) per
 share                             $0.27   $(0.16)   $0.01    $(2.01)
                                 ======== ======== ======== =========

Shares used in basic
 calculations                     21,554   21,332   21,505    21,215
                                 ======== ======== ======== =========
Shares used in diluted
 calculations                     25,232   21,332   22,024    21,215
                                 ======== ======== ======== =========

Certain prior period amounts have been reclassified to conform with the current period presentation.



    Reconciliation of GAAP to Non-GAAP Financial Measures Financial
                              Information

    In addition to disclosing results that are determined in accordance with Generally Accepted Accounting Principles (GAAP), Electroglas also discloses non-GAAP results of operations that exclude certain charges, or one-time gains or benefits. Electroglas reports non-GAAP results in order to better assess and reflect operating performance. These results are provided as a complement to results provided in accordance with GAAP. Management believes the non-GAAP measure helps indicate underlying trends in Electroglas' business, and management uses non-GAAP measures to establish operational goals. Non-GAAP information is not determined using GAAP and should not be considered superior to or as a substitute for GAAP measures or data prepared in accordance with GAAP.

    The following is a reconciliation of Generally Accepted Accounting Principles (GAAP) income (loss) to non-GAAP net loss:



                                            Three months ended
                                     --------------------------------
                                     Sept. 30,   June 30,   Sept. 30,
                                        2004       2004        2003
                                     ---------   --------   ---------
GAAP income (loss) before income
 taxes                                 $6,306    $(3,462)    $(3,603)
Non-GAAP adjustments:
  Restructuring and impairment
   charges                                 47          -       2,321
  Inventory write-downs and
   provisions                            (311)         -         840
  Gain on settlement of long-term
   payable                             (8,273)         -           -
  Gain on sale of product lines             -          -      (6,383)
                                     ---------   --------   ---------
Non-GAAP loss before income taxes      (2,231)    (3,462)     (6,825)
Income tax provision (benefit)             16         27         (97)
                                     ---------   --------   ---------
Non-GAAP net loss                     $(2,247)   $(3,489)    $(6,728)
                                     =========   ========   =========

                                     =========   ========   =========
Non-GAAP net income (loss) per share   $(0.10)    $(0.16)     $(0.32)
                                     =========   ========   =========


                                                  Nine months ended
                                                ---------------------
                                                Sept. 30,   Sept. 30,
                                                   2004        2003
                                                ---------   ---------
GAAP income (loss) before income taxes              $385    $(43,305)
Non-GAAP adjustments:
   Restructuring and impairment charges               47       5,146
   Inventory write-downs and provisions             (311)      1,722
   Warranty charges                                    -         789
  Gain on settlement of long-term payable         (8,273)          -
  Gain on sale of product lines                        -      (6,383)
                                                ---------   ---------
Non-GAAP loss before income taxes                 (8,152)    (42,031)
Income tax provision (benefit)                        88        (756)
                                                ---------   ---------
Non-GAAP net loss                                $(8,240)   $(41,275)
                                                =========   =========

Non-GAAP net loss per share                       $(0.38)     $(1.95)
                                                =========   =========


    The following is a reconciliation of Generally Accepted Accounting Principles (GAAP) gross profit to non-GAAP gross profit:

                                            Three months ended
                                     --------------------------------
                                      Sept. 30,  June 30,   Sept. 30,
                                        2004       2004       2003
                                     ---------   --------   ---------
GAAP gross profit                      $7,258     $6,149      $2,973
Non-GAAP adjustments:
    Inventory write-downs and
     provisions                          (311)         -         840
                                     ---------   --------   ---------
Non-GAAP gross profit                  $6,947     $6,149      $3,813
                                     =========   ========   =========

Net sales                             $18,047    $17,772     $10,826
                                     =========   ========   =========
Non-GAAP gross profit %                    38%        35%         35%
                                     =========   ========   =========


                                                   Nine months ended
                                                  --------------------
                                                  Sept. 30, Sept. 30,
                                                     2004      2003
                                                  --------- ---------
GAAP gross profit                                  $20,044    $3,633
Non-GAAP adjustments:
    Inventory write-downs and provisions              (311)    1,722
    Warranty charges                                     -       789
                                                  --------- ---------
Non-GAAP gross profit                              $19,733    $6,144
                                                  ========= =========

Net sales                                          $51,817   $30,626
                                                  ========= =========
Non-GAAP gross profit %                                 38%       20%
                                                  ========= =========


                          ELECTROGLAS, INC.
                CONDENSED CONSOLIDATED BALANCE SHEETS
                            (in thousands)

                                                 Sept. 30,   Dec. 31,
                                                    2004       2003
                                                 ----------- ---------
                                                 (unaudited)    (1)
ASSETS
Current assets:
   Cash and short-term investments                  $28,545   $31,882
   Accounts receivable, net                          10,501    12,029
   Inventories                                       16,205    14,383
   Prepaid expenses and other current assets          2,119     1,913
                                                 ----------- ---------
         Total current assets                        57,370    60,207
Property, plant and equipment, net                   38,072    41,395
Other assets                                          8,386     9,070
                                                 ----------- ---------
         Total assets                              $103,828  $110,672
                                                 =========== =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                  $7,014    $6,819
   Accrued liabilities                               10,969     9,942
                                                 ----------- ---------
         Total current liabilities                   17,983    16,761
Convertible subordinated notes                       33,997    33,630
Non-current liabilities                                 940    10,016
Stockholders' equity                                 50,908    50,265
                                                 ----------- ---------
Total liabilities and stockholders' equity         $103,828  $110,672
                                                 =========== =========


(1) The information in this column was derived from the Company's audited consolidated financial statements for the year ended December 31, 2003.



    CONTACT: Electroglas, Inc.
             Candi Lattyak, 408-528-3801 (Investors)
             clattyak@electroglas.com
             Cristie Lynch, 408-528-3167 (Media and Industry Analysts) clynch@electroglas.com